7961 SHAFFER PARKWAY Exhibit 99.1
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE (720) 981-1185
FAX (720) 981-1186

Trading Symbol: VGZ
Toronto and NYSE Amex Equities Stock Exchange
NEWS

Vista Gold Corp. Announces Increase in Size of Private Placement Financing

Denver, Colorado, October 12, 2010 - Vista Gold Corp. (TSX & NYSE Amex Equities:  VGZ) (“Vista” or the “Corporation”) announces that it has agreed to include a co-agent with its Canadian agent in respect of its private placement of special warrants (“Special Warrants”) and, subject to the approval of the Toronto Stock Exchange and the NYSE Amex, to increase the size of the financing from up to U.S.$30 million (or 13,043,479 Special Warrants) to up to U.S.$33,756,502 (or 14,676,740 Special Warrants).  In addition, the Corporation has agreed to adjust the acceleration provision of the warrants (“Warrants”) issuable upon exercise of the Special Warrants to provide that the Warrants will be cancelled if not exercised within 25 (instead of 15) business days after receipt of the early exercise request from the Corporation.  All other terms of the private placement, the Special Warrants and the securities issuable upon exercise of the Special Warrants remain unchanged from those previously announced by the Corporation in its press release dated September 30, 2010.

The above-described securities have not been registered under the U.S. Securities Act of 1933, as amended, (the “U.S. Securities Act”) or any state securities laws of any state of the United States, and may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. person (as defined in Regulation S under the U.S. Securities Act) or a person in the United States absent registration under the U.S. Securities Act or an applicable exemption from such registration requirements and in accordance with all applicable state securities laws of any state of the United States.  This press release shall not constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of the above described securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Vista Gold Corp.

Vista is focused on the development of the Concordia gold project in Baja California Sur, Mexico, and the Mt. Todd gold project in Northern Territory, Australia, to achieve its goal of becoming a gold producer. Vista’s other holdings include the Guadalupe de los Reyes gold project in Mexico, the Yellow Pine gold project in Idaho, the Awak Mas gold project in Indonesia, and the Long Valley gold project in California.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as Vista’s plans to conduct the private placement offering as described in this press release; Vista’s future business strategy, competitive strengths, goals, operations, plans, and potential project development; and other such matters are forward-looking statements and forward-looking information.  When used in this press release, the words “intends”, “plans”, “anticipates”, “will”, and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty concerning Vista’s ability to raise capital on favorable terms or at all; uncertainty concerning Vista’s ability to obtain shareholder approval for the private placement offering; risks associated with financings; risks relating to fluctuations in the price of gold; risks related to repayment of debt; risks related to increased leverage; risks of shortages of equipment or supplies; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; the inherently hazardous nature of mining-related activities; uncertainty concerning reserve and resource estimates; uncertainty concerning estimates of results based on such reserve and resource estimates; risks relating to completing metallurgical testing; uncertainty of future feasibility study results; risks relating to cost increases for capital and operating costs including the cost of power; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; and risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Uncertainty of Forward Looking Statements” and “Risk Factors” in Vista’s latest Annual Report on Form 10-K, as filed on March 16, 2010, and Quarterly Report on Form 10-Q, as filed on August 6, 2010, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities commissions.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185.